Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
January 31, 2001



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4563%



        Excess Protection Level
          3 Month Average   4.51%
            January, 2001   6.89%
            December, 2000   0.23%
            November, 2000   6.41%


        Cash Yield                                  19.75%


        Investor Charge Offs                         4.73%


        Base Rate                                    8.13%


        Over 30 Day Delinquency                      4.88%


        Seller's Interest                           11.58%


        Total Payment Rate                          14.47%


        Total Principal Balance                     $57,905,967,832.59


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $6,705,277,271.10